UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22022
Advent Claymore Convertible Securities and Income Fund II
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)
Robert White 1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 – January 31, 2018

Item 1.   Schedule of Investments.
Attached hereto.

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	January 31, 2018

	Shares	Value
COMMON STOCKS† - 20.4%
Consumer, Cyclical - 6.8%
Target Corp.[1]	29,100	$2,188,902
Ford Motor Co.[1]	195,800	2,147,926
Walmart, Inc.[1]	19,800	2,110,680
Delta Air Lines, Inc.[1]	30,000	1,703,100
CVS Health Corp.[1]	21,000	1,652,490
Macy's, Inc.[1]	55,000	1,427,250
Wynn Resorts Ltd.[1]	8,500	1,407,515
Total Consumer, Cyclical		12,637,863
Consumer, Non-cyclical - 6.2%
Merck & Company, Inc.[1]	34,800	2,061,900
Celgene Corp.*,1	16,700	1,689,372
United Rentals, Inc.*,1	9,200	1,666,212
Gilead Sciences, Inc.[1]	18,400	1,541,920
Imperial Brands plc	30,000	1,236,544
Olympus Corp.[1]	30,000	1,152,948
Incyte Corp.*,1	12,350	1,115,082
Roche Holding AG	4,000	987,306
Total Consumer, Non-cyclical		11,451,284
Industrial - 2.9%
Caterpillar, Inc.[1]	15,700	2,555,646
BAE Systems plc[1]	180,000	1,520,456
United Parcel Service, Inc. — Class B1	9,900	1,260,468
Total Industrial		5,336,570
Technology - 2.4%
KLA-Tencor Corp.[1]	16,800	1,844,640
Texas Instruments, Inc.[1]	15,300	1,677,951
Advanced Micro Devices, Inc.*	67,400	926,076
Total Technology		4,448,667
Energy - 0.8%
Occidental Petroleum Corp.[1]	19,300	1,446,921
Diversified - 0.5%
TPG Pace Energy Holdings Corp.*	92,700	950,175
Basic Materials - 0.5%
United States Steel Corp.[1]	23,400	875,394
Communications - 0.3%
AT&T, Inc.[1]	16,800	629,160
Total Common Stocks
(Cost $37,645,623)		37,776,034
CONVERTIBLE PREFERRED STOCKS† - 4.6%
Consumer, Non-cyclical - 2.3%
Allergan plc 5.50% due 03/01/18[1]	4,188	2,712,568
Bunge Ltd. 4.88%[1,2]	7,237	814,162
Becton Dickinson and Co. 6.13% due 05/01/20[1]	12,307	771,895
Total Consumer, Non-cyclical		4,298,625
Energy - 0.8%
Hess Corp. 8.00% due 02/01/19[1]	24,750	1,487,970
Financial - 0.8%
Crown Castle International Corp. 6.88% due 08/01/20[1]	933	1,043,878
Mandatory Exchangeable Trust 5.75% due 06/03/19[1,3,8]	1,742	400,611
Total Financial		1,444,489

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† - 4.6% (continued)
Industrial - 0.7%
Belden, Inc. 6.75% due 07/15/19[1]	7,437	$826,771
Stanley Black & Decker, Inc. 5.38% due 05/15/20[1]	3,887	463,136
Total Industrial		1,289,907
Total Convertible Preferred Stocks
(Cost $8,532,968)		8,520,991
MONEY MARKET FUND† - 3.3%
Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class, 0.92%[1,4]	6,133,642	6,133,642
Total Money Market Fund
(Cost $6,133,642)		6,133,642

	Face
	Amount~
CORPORATE BONDS†† - 71.0%
Consumer, Non-cyclical - 15.0%
HCA, Inc.
5.25% due 04/15/25[1]	2,114,000	2,223,209
7.50% due 02/15/22[1]	1,050,000	1,181,250
6.50% due 02/15/20[1]	886,000	946,913
Tenet Healthcare Corp.
4.38% due 10/01/21[1]	1,500,000	1,507,500
4.63% due 07/15/24[1,3]	1,248,000	1,230,840
6.00% due 10/01/20[1]	400,000	422,000
Valeant Pharmaceuticals International, Inc.
5.88% due 05/15/23[1,3]	1,923,000	1,742,142
6.13% due 04/15/25[1,3]	1,500,000	1,348,425
United Rentals North America, Inc.
5.50% due 05/15/27[1]	1,260,000	1,326,150
5.50% due 07/15/25[1]	1,050,000	1,111,687
CHS/Community Health Systems, Inc.
6.88% due 02/01/22	1,394,000	998,452
5.13% due 08/01/21[1]	550,000	515,625
Encompass Health Corp.
5.75% due 09/15/25[1]	1,302,000	1,352,453
Post Holdings, Inc.
5.50% due 03/01/25[1,3]	591,000	610,208
5.75% due 03/01/27[1,3]	445,000	446,535
5.63% due 01/15/28[1,3]	293,000	292,084
Cardtronics Incorporated / Cardtronics USA Inc
5.50% due 05/01/25[1,3]	1,401,000	1,306,433
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	1,226,000	1,296,495
Sotheby's
4.88% due 12/15/25[1,3]	1,181,000	1,166,474
Ritchie Bros Auctioneers, Inc.
5.38% due 01/15/25[1,3]	1,118,000	1,151,540
Land O'Lakes Capital Trust I
7.45% due 03/15/28[1,3]	1,000,000	1,140,000
Greatbatch Ltd.
9.13% due 11/01/23[3]	909,000	991,001
DaVita, Inc.
5.00% due 05/01/25[1]	711,000	710,111

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	January 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† - 71.0% (continued)
Consumer, Non-cyclical - 15.0% (continued)
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	620,000	$649,450
Quorum Health Corp.
11.63% due 04/15/23	594,000	614,790
Prestige Brands, Inc.
6.38% due 03/01/24[1,3]	591,000	611,685
Central Garden & Pet Co.
5.13% due 02/01/28[1]	415,000	413,962
Revlon Consumer Products Corp.
6.25% due 08/01/24	598,000	387,205
Total Consumer, Non-cyclical		27,694,619
Consumer, Cyclical - 14.8%
GameStop Corp.
6.75% due 03/15/21[1,3]	2,360,000	2,457,350
Vista Outdoor, Inc.
5.88% due 10/01/23[1]	1,693,000	1,646,443
Scientific Games International, Inc.
10.00% due 12/01/22[1]	1,209,000	1,329,900
5.00% due 10/15/25[1,3]	223,000	223,836
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50% due 02/15/23[3]	739,000	763,720
10.50% due 07/01/19[3]	688,000	705,200
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[1,3]	1,267,000	1,373,111
Staples, Inc.
8.50% due 09/15/25[1,3]	1,329,000	1,287,469
Scotts Miracle-Gro Co.
6.00% due 10/15/23[1]	1,164,000	1,233,840
Mattamy Group Corp.
6.88% due 12/15/23[1,3]	709,000	753,313
6.50% due 10/01/25[1,3]	443,000	469,026
Dollar Tree, Inc.
5.75% due 03/01/23[1]	1,164,000	1,218,562
Hanesbrands, Inc.
4.63% due 05/15/24[1,3]	1,193,000	1,213,878
William Carter Co.
5.25% due 08/15/21[1]	1,182,000	1,207,856
Six Flags Entertainment Corp.
4.88% due 07/31/24[1,3]	899,000	913,609
5.50% due 04/15/27[1,3]	266,000	272,982
Delphi Technologies plc
5.00% due 10/01/25[1,3]	1,107,000	1,107,000
Levi Strauss & Co.
5.00% due 05/01/25[1]	1,060,000	1,102,400
L Brands, Inc.
5.63% due 02/15/22[1]	1,000,000	1,058,600
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,3]	1,034,000	1,046,925
Goodyear Tire & Rubber Co.
5.13% due 11/15/23[1]	946,000	972,015
TRI Pointe Group Inc. / TRI Pointe Homes Inc.
4.38% due 06/15/19[1]	954,000	969,502

	Face
	Amount~	Value
CORPORATE BONDS†† - 71.0% (continued)
Consumer, Cyclical - 14.8% (continued)
Brinker International, Inc.
5.00% due 10/01/24[1,3]	886,000	$894,860
Churchill Downs, Inc.
4.75% due 01/15/28[1,3]	850,000	842,562
Speedway Motorsports, Inc.
5.13% due 02/01/23[1]	660,000	674,850
Caesars Resort Collection LLC / CRC Finco, Inc.
5.25% due 10/15/25[1,3]	597,000	594,081
Beacon Escrow Corp.
4.88% due 11/01/25[1,3]	591,000	591,000
Suburban Propane Partners, LP / Suburban Energy Finance Corp.
5.50% due 06/01/24[1]	539,000	533,610
Total Consumer, Cyclical		27,457,500
Basic Materials - 9.7%
NOVA Chemicals Corp.
5.00% due 05/01/25[1,3]	1,435,000	1,452,938
5.25% due 08/01/23[1,3]	1,000,000	1,031,650
FMG Resources August 2006 Pty Ltd.
9.75% due 03/01/22[1,3]	1,155,000	1,275,178
5.13% due 05/15/24[1,3]	1,085,000	1,102,631
TPC Group, Inc.
8.75% due 12/15/20[1,3]	1,363,000	1,386,852
First Quantum Minerals Ltd.
7.25% due 04/01/23[3]	1,250,000	1,326,563
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[1,3]	1,134,000	1,219,050
Commercial Metals Co.
4.88% due 05/15/23[1]	1,156,000	1,182,010
Compass Minerals International, Inc.
4.88% due 07/15/24[1,3]	1,129,000	1,117,710
Alcoa Nederland Holding B.V.
6.75% due 09/30/24[1,3]	906,000	993,202
AK Steel Corp.
7.50% due 07/15/23[1]	900,000	974,250
United States Steel Corp.
6.88% due 08/15/25[1]	886,000	934,730
Tronox Finance LLC
7.50% due 03/15/22[1,3]	854,000	888,160
Freeport-McMoRan, Inc.
2.38% due 03/15/18[1]	846,000	846,169
Kaiser Aluminum Corp.
5.88% due 05/15/24[1]	711,000	760,770
Tronox Finance plc
5.75% due 10/01/25[1,3]	664,000	680,600
Cornerstone Chemical Co.
6.75% due 08/15/24[1,3]	532,000	533,995

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	January 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† - 71.0% (continued)
Basic Materials - 9.7% (continued)
Kraton Polymers LLC / Kraton Polymers Capital Corp.
10.50% due 04/15/23[1,3]	294,000	$330,750
Total Basic Materials		18,037,208
Communications - 8.6%
Sprint Corp.
7.88% due 09/15/23[1]	1,225,000	1,300,546
7.63% due 02/15/25[1]	903,000	939,120
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91% due 07/23/25[1]	1,607,000	1,682,736
SFR Group S.A.
7.38% due 05/01/26[1,3]	1,640,000	1,621,550
DISH DBS Corp.
5.88% due 11/15/24[1]	924,000	879,532
6.75% due 06/01/21[1]	700,000	735,000
CBS Radio, Inc.
7.25% due 11/01/24[1,3]	1,378,000	1,453,790
CenturyLink, Inc.
6.75% due 12/01/23[1]	1,233,000	1,204,086
Hughes Satellite Systems Corp.
6.50% due 06/15/19[1]	1,052,000	1,104,600
AMC Networks, Inc.
4.75% due 12/15/22[1]	1,000,000	1,022,500
Frontier Communications Corp.
11.00% due 09/15/25[1]	998,000	784,678
Urban One, Inc.
7.38% due 04/15/22[1,3]	680,000	698,904
Sirius XM Radio, Inc.
5.38% due 07/15/26[1,3]	671,000	688,614
CB Escrow Corp.
8.00% due 10/15/25[1,3]	589,000	593,417
Tribune Media Co.
5.88% due 07/15/22[1]	573,000	592,339
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25% due 09/30/22[1]	550,000	564,094
Total Communications		15,865,506
Energy - 7.9%
Parsley Energy LLC / Parsley Finance Corp.
5.63% due 10/15/27[1,3]	1,328,000	1,367,840
Oasis Petroleum, Inc.
6.88% due 01/15/23[1]	1,321,000	1,365,584
PDC Energy, Inc.
5.75% due 05/15/26[1,3]	1,298,000	1,322,338
CNX Resources Corp.
8.00% due 04/01/23[1]	1,158,000	1,234,370
Continental Resources, Inc.
4.50% due 04/15/23[1]	1,026,000	1,041,390
4.38% due 01/15/28[1,3]	170,000	169,600
Diamondback Energy, Inc.
4.75% due 11/01/24[1]	1,188,000	1,207,305
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
6.25% due 05/15/26[1]	1,181,000	1,181,000

	Face
	Amount~	Value
CORPORATE BONDS†† - 71.0% (continued)
Energy - 7.9% (continued)
CONSOL Energy, Inc.
11.00% due 11/15/25[1,3]	1,093,000	$1,166,778
PBF Holding Company LLC / PBF Finance Corp.
7.25% due 06/15/25[1]	1,032,000	1,089,637
SESI LLC
7.75% due 09/15/24[1,3]	892,000	961,130
Cheniere Corpus Christi Holdings LLC
5.13% due 06/30/27[1]	886,000	917,010
WPX Energy, Inc.
5.25% due 09/15/24[1]	874,000	889,295
PBF Logistics Limited Partnership / PBF Logistics Finance Corp.
6.88% due 05/15/23[1]	539,000	563,255
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
7.50% due 05/01/25[1,3]	149,000	161,851
Total Energy		14,638,383
Industrial - 7.8%
MasTec, Inc.
4.88% due 03/15/23[1]	1,620,000	1,652,400
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
7.38% due 01/15/22[3]	1,215,000	1,005,412
11.25% due 08/15/22[3]	591,000	600,604
Cleaver-Brooks, Inc.
7.88% due 03/01/23[1,3]	1,362,000	1,433,505
TransDigm, Inc.
6.38% due 06/15/26[1]	1,393,000	1,433,049
Louisiana-Pacific Corp.
4.88% due 09/15/24[1]	1,317,000	1,358,156
Xerium Technologies, Inc.
9.50% due 08/15/21[1]	1,181,000	1,203,144
Energizer Holdings, Inc.
5.50% due 06/15/25[1,3]	1,155,000	1,186,762
CNH Industrial Capital LLC
3.38% due 07/15/19[1]	1,164,000	1,176,303
Ball Corp.
4.38% due 12/15/20[1]	1,107,000	1,138,826
Navios Maritime Acquisition Corporation / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[1,3]	1,304,000	1,118,180
Shape Technologies Group, Inc.
7.63% due 02/01/20[1,3]	910,000	931,613

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	January 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† - 71.0% (continued)
Industrial - 7.8% (continued)
Jeld-Wen, Inc.
4.88% due 12/15/27[1,3]	74,000	$74,278
4.63% due 12/15/25[1,3]	74,000	74,185
Total Industrial		14,386,417
Technology - 4.6%
Seagate HDD Cayman
4.25% due 03/01/22[1,3]	1,550,000	1,573,963
4.75% due 01/01/25[1]	1,468,000	1,459,265
Qorvo, Inc.
6.75% due 12/01/23[1]	1,162,000	1,241,887
7.00% due 12/01/25[1]	500,000	542,500
West Corp.
8.50% due 10/15/25[1,3]	1,546,000	1,530,540
Western Digital Corp.
10.50% due 04/01/24[1]	971,000	1,137,527
First Data Corp.
5.38% due 08/15/23[1,3]	959,000	991,366
Total Technology		8,477,048
Financial - 2.0%
Credit Acceptance Corp.
7.38% due 03/15/23[1]	1,321,000	1,387,050
Starwood Property Trust, Inc.
5.00% due 12/15/21[1]	1,164,000	1,215,647
Navient Corp.
5.50% due 01/15/19[1]	1,026,000	1,048,880
Total Financial		3,651,577
Utilities - 0.6%
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27[1]	1,180,000	1,213,925
Total Corporate Bonds
(Cost $129,305,886)		131,422,183
CONVERTIBLE BONDS†† - 64.6%
Technology - 11.3%
Microchip Technology, Inc.
1.63% due 02/15/27[1,3]	1,517,000	1,850,329
Micron Technology, Inc.
3.00% due 11/15/43[1]	1,134,000	1,733,203
Evolent Health, Inc.
2.00% due 12/01/21	1,500,000	1,519,688
Verint Systems, Inc.
1.50% due 06/01/21[1]	1,550,000	1,510,994
ServiceNow, Inc.
due 06/01/22[1,3,5]	1,079,000	1,325,404
Citrix Systems, Inc.
0.50% due 04/15/19[1]	884,000	1,173,350
Allscripts Healthcare Solutions, Inc.
1.25% due 07/01/20[1]	975,000	1,052,756
Teradyne, Inc.
1.25% due 12/15/23[1]	687,000	1,051,641
STMicroelectronics N.V.
0.25% due 07/03/24[1]	800,000	1,039,000
Cypress Semiconductor Corp.
4.50% due 01/15/22[1]	697,000	991,453
Integrated Device Technology, Inc.
0.88% due 11/15/22[1]	844,000	944,521

	Face
	Amount~	Value
CONVERTIBLE BONDS†† - 64.6% (continued)
Technology - 11.3% (continued)
NXP Semiconductors N.V.
1.00% due 12/01/19[1]	730,000	$921,870
Lumentum Holdings, Inc.
0.25% due 03/15/24[1,3]	851,000	912,782
Lam Research Corp.
1.25% due 05/15/18	277,000	883,848
ON Semiconductor Corp.
1.63% due 10/15/23[1,3]	562,000	770,665
Nutanix, Inc.
due 01/15/23[1,3,5]	744,000	727,476
ASM Pacific Technology Ltd.
2.00% due 03/28/19	HKD 4,000,000	614,975
Red Hat, Inc.
0.25% due 10/01/19[1]	302,000	542,649
Western Digital Corp.
1.50% due 02/01/24[3]	500,000	511,578
Carbonite, Inc.
2.50% due 04/01/22[3]	366,000	449,430
Salesforce.com, Inc.
0.25% due 04/01/18	237,000	405,841
Total Technology		20,933,453
Consumer, Non-cyclical - 10.5%
Element Fleet Management Corp.
5.13% due 06/30/19[1,3]	CAD 2,696,000	2,202,991
4.25% due 06/30/20[3]	CAD 1,837,000	1,478,614
Wright Medical Group, Inc.
2.00% due 02/15/20[1]	1,869,000	1,941,424
Exact Sciences Corp.
1.00% due 01/15/25[1]	1,572,000	1,537,391
Jazz Investments I Ltd.
1.50% due 08/15/24[1,3]	913,000	878,921
1.88% due 08/15/21[1]	580,000	596,581
Cardtronics, Inc.
1.00% due 12/01/20[1]	1,100,000	1,029,388
Euronet Worldwide, Inc.
1.50% due 10/01/44[1]	757,000	1,004,267
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1]	819,000	961,503
NuVasive, Inc.
2.25% due 03/15/21[1]	781,000	837,538
Nevro Corp.
1.75% due 06/01/21	711,000	797,912
Qiagen N.V.
0.87% due 03/19/21	600,000	772,200
Terumo Corp.
due 12/06/21[1,5]	JPY 60,000,000	770,414
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21	711,000	761,058
Anthem, Inc.
2.75% due 10/15/42[1]	208,000	708,336
Sarepta Therapeutics, Inc.
1.50% due 11/15/24[1,3]	587,000	678,612
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[1,3]	499,000	672,763
Nipro Corp.
due 01/29/21[5]	JPY 60,000,000	664,422

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	January 31, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† - 64.6% (continued)
Consumer, Non-cyclical - 10.5% (continued)
Insulet Corp.
1.38% due 11/15/24[3]	549,000	$582,949
Clovis Oncology, Inc.
2.50% due 09/15/21[1]	385,000	487,016
Total Consumer, Non-cyclical		19,364,300
Industrial - 10.2%
Cemex SAB de CV
3.72% due 03/15/20[1]	3,375,000	3,617,045
Dycom Industries, Inc.
0.75% due 09/15/21[1]	1,221,000	1,627,271
Implenia AG
0.50% due 06/30/22	CHF 1,035,000	1,200,449
Vinci S.A.
0.38% due 02/16/22[1]	1,000,000	1,148,250
China Railway Construction Corporation Ltd.
due 01/29/21[5]	1,000,000	1,094,500
Deutsche Post AG
0.05% due 06/30/25[1]	EUR 800,000	1,032,229
Larsen & Toubro Ltd.
0.67% due 10/22/19	900,000	991,125
BW Group Ltd.
1.75% due 09/10/19	1,000,000	956,250
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/19[1]	750,000	929,438
Golar LNG Ltd.
2.75% due 02/15/22[3]	900,000	927,322
MINEBEA MITSUMI, Inc.
due 08/03/22[5]	JPY 70,000,000	854,519
MTU Aero Engines AG
0.12% due 05/17/23	EUR 500,000	829,514
Shimizu Corp.
due 10/16/20[5]	JPY 70,000,000	690,188
Buzzi Unicem SpA
1.37% due 07/17/19[1]	EUR 300,000	559,653
CRRC Corporation Ltd.
due 02/05/21[5]	500,000	532,000
Safran S.A.
due 12/31/20[5]	EUR 391,800	513,129
RTI International Metals, Inc.
1.63% due 10/15/19[1]	408,000	482,541
OSG Corp.
due 04/04/22[1,5]	JPY 30,000,000	466,538
Atlas Air Worldwide Holdings, Inc.
1.88% due 06/01/24[1]	328,000	375,348
Total Industrial		18,827,309
Financial - 8.5%
Altaba, Inc.
due 12/01/18[1,5]	1,466,000	2,210,215
Forest City Realty Trust, Inc.
4.25% due 08/15/18	1,564,000	1,804,543
IMMOFINANZ AG
2.00% due 01/24/24[1]	EUR 800,000	1,127,404
Aurelius SE
1.00% due 12/01/20	EUR 700,000	1,066,051

	Face
	Amount~	Value
CONVERTIBLE BONDS†† - 64.6% (continued)
Financial - 8.5% (continued)
PRA Group, Inc.
3.00% due 08/01/20[1]	1,050,000	$1,013,013
AYC Finance Ltd.
0.50% due 05/02/19[1]	800,000	876,000
Magyar Nemzeti Vagyonkezelo Zrt
3.37% due 04/02/19[1]	EUR 600,000	853,962
Haitong International Securities Group, Ltd.
due 10/25/21[5]	HKD 6,000,000	827,532
Air Lease Corp.
3.88% due 12/01/18	487,000	819,259
Poseidon Finance 1 Ltd.
due 02/01/25[1,5]	743,000	748,944
Nexity S.A.
0.13% due 01/01/23	EUR 547,707	733,889
IH Merger Sub LLC
3.50% due 01/15/22	633,000	717,674
Starwood Property Trust, Inc.
4.00% due 01/15/19[1]	644,000	684,315
LEG Immobilien AG
0.50% due 07/01/21	EUR 300,000	642,247
HCI Group, Inc.
4.25% due 03/01/37[3]	700,000	638,511
Bagan Capital Ltd.
due 09/23/21[5]	550,000	562,375
Fidelity National Financial, Inc.
4.25% due 08/15/18	126,000	384,152
Total Financial		15,710,086
Communications - 8.4%
Finisar Corp.
0.50% due 12/15/36	1,500,000	1,364,799
0.50% due 12/15/33	853,000	847,108
Liberty Media Corp.
1.38% due 10/15/23	930,000	1,163,523
2.25% due 09/30/46[1]	913,000	963,701
DISH Network Corp.
3.38% due 08/15/26[1]	1,970,000	2,096,785
Inmarsat plc
3.88% due 09/09/23[1]	1,200,000	1,335,000
Priceline Group, Inc.
0.35% due 06/15/20[1]	824,000	1,223,643
Ctrip.com International Ltd.
1.00% due 07/01/20	1,034,000	1,110,513
SBI Holdings, Inc.
due 09/14/22[1,5]	JPY 70,000,000	1,006,986
Proofpoint, Inc.
0.75% due 06/15/20[1]	676,000	921,394
Telenor East Holding II AS
0.25% due 09/20/19[1]	800,000	834,112
Liberty Interactive LLC
1.75% due 09/30/46[1,3]	601,000	739,303
IAC FinanceCo, Inc.
0.88% due 10/01/22[3]	487,000	557,719
Weibo Corp.
1.25% due 11/15/22[1,3]	457,000	552,609
Liberty Expedia Holdings, Inc.
1.00% due 06/30/47[1,3]	451,000	456,817

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	January 31, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† - 64.6% (continued)
Communications - 8.4% (continued)
American Movil BV
5.50% due 09/17/18[1]	EUR 400,000	$429,928
Total Communications		15,603,940
Consumer, Cyclical - 6.9%
Suzuki Motor Corp.
due 03/31/23[1,5]	JPY 130,000,000	1,808,781
HIS Co. Ltd.
due 08/30/19[1,5]	JPY 150,000,000	1,444,620
NH Hotel Group SA
4.00% due 11/08/18[1]	EUR 800,000	1,293,089
Sony Corp.
due 09/30/22[5]	JPY 91,000,000	1,035,844
Meritor, Inc.
3.25% due 10/15/37[1,3]	920,000	1,019,519
ANA Holdings, Inc.
due 09/19/24[1,5]	JPY 100,000,000	966,516
Valeo S.A.
due 06/16/21[1,5]	800,000	894,000
Harvest International Co.
due 11/21/22[5]	HKD 6,000,000	811,230
Zhongsheng Group
due 10/25/18[5]	HKD 6,000,000	810,080
China Lodging Group Ltd.
0.38% due 11/01/22[1,3]	654,000	723,248
Cie Generale des Etablissements Michelin
due 01/10/22[1,5]	600,000	650,250
LVMH Moet Hennessy Louis Vuitton SE
due 02/16/21[5]	2,036	642,615
NHK Spring Co. Ltd.
due 09/20/19[5]	550,000	607,750
Total Consumer, Cyclical		12,707,542
Energy - 5.2%
Chesapeake Energy Corp.
5.50% due 09/15/26	3,543,000	3,254,893
Weatherford International Ltd.
5.88% due 07/01/21[1]	2,752,000	2,874,090
Technip S.A.
0.87% due 01/25/21[1]	EUR 800,000	1,172,251
PDC Energy, Inc.
1.13% due 09/15/21[1]	730,000	732,612
Oasis Petroleum, Inc.
2.63% due 09/15/23[1]	647,000	688,031
Whiting Petroleum Corp.
1.25% due 04/01/20[1]	591,000	552,585

	Face
	Amount~	Value
CONVERTIBLE BONDS†† - 64.6% (continued)
Energy - 5.2% (continued)
Kunlun Energy Company Ltd.
1.63% due 07/25/19	CNY 2,000,000	$353,669
Total Energy		9,628,131
Basic Materials - 2.6%
Osisko Gold Royalties Ltd.
4.00% due 12/31/22	CAD 1,900,000	1,594,290
Toray Industries, Inc.
due 08/30/19[1,5]	JPY 90,000,000	1,020,338
Kansai Paint Co., Ltd.
due 06/17/19[1,5]	JPY 90,000,000	904,906
APERAM S.A.
0.63% due 07/08/21[1]	600,000	872,850
Mitsubishi Chemical Holdings Corp.
due 03/29/24[1,5]	JPY 50,000,000	511,887
Total Basic Materials		4,904,271
Utilities - 1.0%
CenterPoint Energy, Inc.
3.40% due 09/15/29[6]	18,873	1,368,292
China Yangtze Power International BVI 2 Ltd.
due 11/09/21[1,5]	EUR 350,000	503,050
Total Utilities		1,871,342
Total Convertible Bonds
(Cost $108,360,099)		119,550,374
SENIOR FLOATING RATE INTERESTS††,7 - 2.0%
Consumer, Cyclical - 1.0%
PetSmart, Inc.
4.56% (3 Month USD LIBOR + 3.00%) due 03/10/22	1,339,264	1,095,686
Intrawest Resorts Holdings, Inc.
4.81% (3 Month USD LIBOR + 3.25%) due 07/31/24	658,400	660,869
Total Consumer, Cyclical		1,756,555
Communications - 0.5%
Sprint Communications, Inc.
4.12% (3 Month USD LIBOR + 2.50%) due 02/02/24	1,007,388	1,011,008
Consumer, Non-cyclical - 0.5%
SUPERVALU, Inc.
5.06% (3 Month USD LIBOR + 3.50%) due 06/08/24	942,875	933,446
Total Senior Floating Rate Interests
(Cost $3,952,424)		3,701,009
Total Investments - 165.9%
(Cost $293,930,642)		$307,104,233
Other Assets & Liabilities, net - (65.9)%		(122,008,286)
Total Net Assets - 100.0%		$185,095,947

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	January 31, 2018

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at January 31, 2018	Net Unrealized Depreciation
Bank of New York Mellon	2,076,000	CHF	3/14/2018	$2,109,113	$2,240,308	$(131,195)
Bank of New York Mellon	2,246,653	GBP	3/14/2018	3,012,537	3,199,871	(187,334)
Bank of New York Mellon	6,594,000	CAD	3/14/2018	5,145,533	5,377,283	(231,750)
Bank of New York Mellon	1,793,341,000	JPY	3/14/2018	15,886,147	16,467,293	(581,146)
Bank of New York Mellon	11,563,332	EUR	3/14/2018	13,739,724	14,443,400	(703,676)
						$(1,835,101)
Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at January 31, 2018	Net Unrealized Appreciation/Depreciation
Bank of New York Mellon	2,961,050	EUR	3/14/2018	$3,633,318	$3,698,556	$65,238
Bank of New York Mellon	168,064,000	JPY	3/14/2018	1,496,870	1,543,242	46,372
Bank of New York Mellon	38,000	CAD	3/14/2018	30,406	30,988	582
Bank of New York Mellon	45,000,000	JPY	3/14/2018	414,600	413,211	(1,389)
Bank of New York Mellon	369,000	GBP	3/14/2018	527,207	525,561	(1,646)
						$109,157

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
1
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of January 31, 2018, the total value of the positions segregated was $246,646,388.

2	Perpetual maturity.
3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $80,670,961 (cost $77,984,439), or 43.6% of total net assets.

4	Rate indicated is the 7 day yield as of January 31, 2018.
5	Zero coupon rate security.
6	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
7
Variable rate security.  Rate indicated is the rate effective at January 31, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

8
Represents convertible preferred securities issued by a closed end investment company of the same name. The company has used the net offering proceeds raised by the issuance of such preferred securities to purchase a portfolio primarily comprised of a large forward purchase contract for American Depository Shares of Alibaba Group Holding Limited.

plc	Public Limited Company
LIBOR	London Interbank Offered Rate
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at January 31, 2018 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$37,776,034	$—	$—	$37,776,034
Convertible Preferred Stocks	8,520,991	—	—	8,520,991
Money Market Fund	6,133,642	—	—	6,133,642
Corporate Bonds	—	131,422,183	—	131,422,183
Convertible Bonds	—	119,550,374	—	119,550,374
Senior Floating Rate Interests	—	3,701,009	—	3,701,009
Forward Foreign Currency Exchange Contracts*	—	112,192	—	112,192
Total Assets	$52,430,667	$254,785,758	$—	$307,216,425

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	January 31, 2018

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts*	$—	$1,838,136	$—	$1,838,136
Total Liabilities	$—	$1,838,136	$—	$1,838,136

* These amounts are reported as unrealized gain/(loss) as of January 31, 2018.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $45,004,230 are categorized as Level 2 within the disclosure hierarchy.

Please refer to the detailed portfolio for the breakdown of investment type by industry category.

The Fund did not hold any Level 3 securities during the period ended January 31, 2018.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended January 31, 2018, there were no transfers between levels.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1 — Organization and Significant Accounting Policies

Organization
Advent Claymore Convertible Securities and Income Fund II (the “Fund”) was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
For information on the Fund's other significant accounting policies, please refer to the Fund's most recent semi-annual or annual shareholder report.
Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the other over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. The value of over-the-counter (“OTC”) swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid-price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of January 31, 2018.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at January 31, 2018.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Note 2 — Financial Instruments and Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Higher Investment Returns: the use of an instrument to seek to obtain increased investment returns.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Speculation: the use of an instrument to express macro-economic and other investment views.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends or interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Note 3 — Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. OTC derivative contracts including forward foreign currency exchange contracts, swap contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within Level 2 of the fair value hierarchy.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 — Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At January 31, 2018, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$294,954,876	$17,870,614	$(7,447,201)	$10,423,413

Note 5 — Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

As of January 31, 2018, the Fund had entered into the following reverse repurchase agreements:

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Counterparty	Range of Interest Rates	Maturity Dates	Face Value
Societe Generale	2.63% - 3.83%*	06/07/18 - 12/15/22	$45,004,230
*Variable rate security. Rate indicated is the rate effective at January 31, 2018.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of January 31, 2018, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Common Stocks	$-	$-	$-	$4,326,183	$4,326,183
Convertible Preferred Stocks	-	-	-	948,290	948,290
Convertible Bonds	-	-	-	10,963,153	10,963,153
Corporate Bonds	-	-	-	28,766,604	28,766,604
Total Reverse Repurchase Agreements	$-	$-	$-	$45,004,230	$45,004,230
Gross amount of recognized liabilities for reverse repurchase agreements				$45,004,230	$45,004,230

OTHER INFORMATION (Unaudited)

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Item 2.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent Claymore Convertible Securities and Income Fund II

By:	/s/ Tracy V. Maitland
Tracy V. Maitland
President and Chief Executive Officer

Date:	March 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Tracy V. Maitland
Tracy V. Maitland
President and Chief Executive Officer

Date:	March 29, 2018

By:	/s/ Robert White
Robert White
Treasurer and Chief Financial Officer

Date:	March 29, 2018